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                                                                Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 18, 1999 included in this Form 10-K, into the Company's previously filed: Form S-3 Registration Statements File Nos. 333-25327, 333-58915, 333-58971, 333-59251, 333-67637, 333-74277 and Form S-8
Registration Statements File Nos. 333-70529.



                                       /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
  March 31, 1999